--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 12, 2002



                              ACE SECURITIES CORP.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-81236                 56-2088493
------------------------------     ---------------        ---------------------
 (STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                 28211
------------------------------                     ----------------
    (ADDRESS OF PRINCIPAL                             (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.




--------------------------------------------------------------------------------

Item 5.  Other Events.
         -------------

                  On or about October 10, 2002, the Registrant will cause the issuance and sale of approximately $666,266,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE2 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2002, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association, as trustee.

                  In connection with the sale and the Series 2002-HE2, Class A-1, Class A-2A, Class A-2B, Class A-IO, Class M-1, Class M-2, Class M-3 and Class M-4 (the "Underwritten Certificates"), the Registrant has been advised by Deutsche Bank Securities Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-81236, which Computational Materials are being filed as an exhibit to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                          ITEM 601(a) OF
                          REGULATION S-K
      EXHIBIT NO.          EXHIBIT NO.       DESCRIPTION
      -----------          -----------       -----------
           1                    99           Computational
                                             Materials--Computational Materials
                                             (as defined in Item 5) that have
                                             been provided by the Underwriter to
                                             certain prospective purchasers of
                                             ACE Securities Corp. Home Equity
                                             Loan Trust Asset Backed
                                             Pass-Through Certificates, Series
                                             2002-HE2 (filed in paper pursuant
                                             to the automatic SEC exemption
                                             pursuant to Release 33-7427, August
                                             7, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 12, 2002

                                            ACE SECURITIES CORP.


                                            By: /s/ Douglas K. Johnson
                                               --------------------------
                                            Name:   Douglas K. Johnson
                                            Title:  President


                                            By: /s/ Evelyn Echevarria
                                               --------------------------
                                            Name:   Evelyn Echevarria
                                            Title:  Vice President

                                  EXHIBIT INDEX



                      Item 601(a) of         Sequentially
                      Regulation S-K         Numbered
Exhibit Number        Exhibit No.            Description               Page
--------------        -----------            -----------               ----
1                     99                     Computational             6
                                             Materials

                                    EXHIBIT 1